VANGUARD(R)
INTERNATIONAL VALUE
FUND

ANNUAL REPORT
DECEMBER 31, 1999

[SHIP GRAPHIC]
[A MEMBER OF THE VANGUARD GROUP LOGO]

[PHOTO OF JOHN C. BOGLE]
JOHN C. BOGLE

FELLOW SHAREHOLDERS:

TWO ROADS DIVERGED IN A WOOD, AND I--I TOOK THE ONE LESS TRAVELED BY, AND THAT HAS MADE ALL THE DIFFERENCE.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

         Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

         While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant nearly four years ago. What more could a man ask?

         While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

         BUT I HAVE PROMISES TO KEEP, AND MILES TO GO BEFORE I SLEEP, AND MILES TO GO BEFORE I SLEEP.

         You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/s/
JCB
------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN            1
AFTER-TAX RETURNS REPORT            5
THE MARKETS IN PERSPECTIVE          6
REPORT FROM THE ADVISER             8
PERFORMANCE SUMMARY                 10
FUND PROFILE                        11
FINANCIAL STATEMENTS                14
REPORT OF INDEPENDENT ACCOUNTANTS   22
------------------------------------------

REPORT FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

Vanguard International Value Fund provided a generous absolute total return of 21.8% in 1999, as stock markets around the world posted impressive gains. Our result was disappointing compared with competitive benchmarks, however.

         The table at right presents the 12-month total returns (capital change plus reinvested dividends) for the fund and its benchmarks--the average international stock fund and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. It trailed the EAFE Index by 5.5 percentage points and was less than half the gain of the average international stock fund.
--------------------------------------------------------
                                       TOTAL RETURNS
                                         YEAR ENDED
                                     DECEMBER 31, 1999
--------------------------------------------------------
Vanguard International Value Fund           21.8%
--------------------------------------------------------
Average International Fund*                 44.3%
--------------------------------------------------------
MSCI EAFE Index                             27.3%
MSCI EAFE Value Index                       24.5
--------------------------------------------------------
*Derived from data provided by Lipper Inc.

         The fund's return is based on an increase in net asset value from $25.09 per share on December 31, 1998, to $29.13 per share on December 31, 1999, and is adjusted for dividends of $0.66 per share paid from net investment income and a distribution of $0.73 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW

The fervor for technology, telecommunications, and other growth stocks that has driven the U.S. stock market in recent years rubbed off on international markets during 1999. The MSCI EAFE Index, which tracks 20 developed markets in Europe and the Pacific, rose 27.3% in U.S.-dollar terms in 1999, marking the first year since 1994 that international markets outpaced the U.S. market. The global uptrend in stock prices came amid rising interest rates worldwide and the recovery of foreign markets from the currency crises of 1997-1998. By mid-1999, fears of a global economic slump were supplanted by worries that growth--especially in the United States--was so strong that it would cause inflation to surge. In an effort to restrain the U.S. economy, the Federal Reserve Board boosted its target for short-term interest rates three times by a total of 0.75 percentage point. The European Central Bank lowered rates in the spring, but reversed course in the fall. In Japan, interest rates remained near zero.

         On European bourses, corporate merger activity contributed to a second consecutive year of robust advances. European stocks--as measured by the MSCI Europe Index--rose 30.3% in local-currency terms in 1999. The gain was nearly halved for U.S. investors, however, as the euro--the common currency of 11 nations--declined about 15% against the dollar in its first year. (When the U.S. dollar rises in value against another currency, each unit of currency can be exchanged for fewer dollars, thereby lowering returns for U.S. investors. Of course, a weaker dollar bolsters returns from foreign securities for U.S. investors.) Stocks in Germany, the region's largest economy, returned 20.5% in dollars. France and the United Kingdom gained 29.7% and 12.5%, respectively.

         Investors in Asia seemed confident that the economic crises of 1997 and 1998 were safely in the past. Pacific-region stocks rebounded from a weak 2.6% gain in 1998 to post a total return of 56.4% in 1999 (both in dollar terms). Signs of a potential recovery in Japan--and government efforts to shore up its banking system--buoyed the world's second-largest stock market and the nation's currency. Japanese stocks leapt 46.8% in local-currency terms. The strengthening yen--which rose to a four-year high versus the dollar--boosted the gain to 61.8% for U.S.-based investors. Elsewhere in the Pacific, Hong Kong jumped 60.1% and Singapore rocketed 101.3% in local terms; returns for U.S. investors in those markets were about the same, since their currencies are pegged to the U.S. dollar.

         Returns from most of the world's emerging markets were even more impressive. On balance, the Select Emerging Markets Free Index gained a staggering 156.5% in local-currency terms during 1999. However, the U.S. dollar generally gained against the currencies of developing nations, cutting the return for dollar-based investors to a "mere" 60.9%. Brazil rocketed nearly 150% higher in local currency, although the relative strength of the dollar reduced the gain to 67.2% for U.S. investors. Stocks in Indonesia delivered an amazing dollar-based return of about 93%. Markets in Thailand and Greece were also exuberant, rising nearly 50% for U.S. investors.

         The table below presents the impact of currency shifts on returns during 1999. As the past year's returns demonstrate, share-price fluctuations that result from changing currency values can be a significant risk for U.S. investors who own international stocks. This risk is in addition to the market risk that accompanies ownership in any equity security.
-----------------------------------------------------------
                                  TOTAL RETURNS
                            YEAR ENDED DECEMBER 31, 1999
                         ----------------------------------
                           LOCAL
                         CURRENCY   CURRENCY   U.S. DOLLAR
INDEX                     RETURNS    IMPACT     RETURNS
-----------------------------------------------------------
MSCI EAFE                  33.8%     -6.5%       27.3%
-----------------------------------------------------------
MSCI Europe                30.3%    -14.5%       15.8%
MSCI Pacific Free          43.9     +12.5        56.4
Select Emerging
   Markets Free*          156.5     -95.6        60.9
-----------------------------------------------------------
Wilshire 5000 Total
   Market Index            23.8%      --         23.8%
-----------------------------------------------------------
*Consists of stocks that can be bought free of restrictions in 13 emerging markets of Europe, Asia, Africa, and Latin America and two developed markets
 (Hong Kong and Singapore).

1999 PERFORMANCE OVERVIEW

On the strength of a worldwide rally in stocks, Vanguard International Value Fund turned in an excellent total return of 21.8%, its best performance since 1993. Our shortfall against both the EAFE Index and our average peer can be explained in large part by the exceptional performance of technology and telecommunications stocks and by investors' infatuation with "mega cap" stocks.

         As in the United States, developed foreign markets were carried higher in 1999 by a narrow group of stocks. In fact, 69% of the companies in the EAFE Index underperformed the benchmark's return for the year. The fund's investment adviser, Phillips & Drew, stuck with its value approach to investing--favoring stocks that appeared to be undervalued based on their price/earnings ratios or other measures. During 1999, this disciplined approach crimped our relative returns, as the growth stocks in the EAFE Index had a 29.7% return (in dollars), while the benchmark's value stocks gained 24.5%. Many funds in our competitive group invest at least some of their assets in growth stocks.

         Stocks with market capitalizations of more than $15 billion easily posted the largest gains in Europe and Japan and were among the leaders in the rest of the developed Pacific Rim markets. Our average peer benefited from this trend, investing more heavily in these mega-cap stocks. At around $13 billion, the International Value Fund's median market capitalization was large, but your fund's adviser found most of the mega-caps excessively pricey and therefore avoided them. The fund's fourth-quarter results in Japan were a case in point. Despite that market's strength--Japanese stocks in the EAFE Index climbed 15.5%--the fund's Japanese stake gained just 2.7% in the period because we lacked holdings in the top-performing technology and banking sectors. Good stock selection in Korea and Thailand helped to offset some of those weak returns.

         As they did in 1999, our returns will differ from those of the overall market from time to time. That is an unavoidable by-product of maintaining a disciplined investment strategy. We remain confident that the fund's value orientation will benefit shareholders over longer periods.

LONG-TERM PERFORMANCE OVERVIEW

A single year's results--good or bad--are, of course, insufficient for judging a mutual fund's merits. Vanguard International Value Fund's aim is to provide superior long-term performance.

         The adjacent table displays the ten-year results for the fund, our average peer, and the unmanaged EAFE Index. It also shows how hypothetical $10,000 investments in each would have grown since 1989, assuming that income dividends and capital gain distributions had been reinvested. As you can see, our return of 7.3% a year meant that a $10,000 investment would have grown to $20,297. A $10,000 investment in the index would have resulted in a virtually identical ending value, although an additional $7,037 would have accumulated in our average peer.
-------------------------------------------------------------------
                                         TOTAL RETURNS
                               TEN YEARS ENDED DECEMBER 31, 1999
                               ------------------------------------
                               AVERAGE             FINAL VALUE OF
                                ANNUAL                A $10,000
                                RETURN           INITIAL INVESTMENT
-------------------------------------------------------------------
Vanguard International
 Value Fund                     7.3%                  $20,297
-------------------------------------------------------------------
Average International Fund     10.6%                  $27,334
-------------------------------------------------------------------
MSCI EAFE Index                 7.3%                  $20,296
-------------------------------------------------------------------
         The prolonged weakness of the Japanese stock market--which declined by an average -0.7% per year in the 1990s, even after the reinvestment of dividend income--weighs down the long-term record of the International Value Fund versus its average peer. During the period, the fund's investments in Japan were typically only slightly smaller than that country's weighting in the EAFE Index, while the average international fund staked about half as much there. As of December 31, the fund held nearly 24% of its assets in Japan, just below the country's 27% weighting in the index.

         Over  time,  we  expect  our  return  to  surpass  that of the  average international stock fund. Our confidence flows, in part, from our significant cost advantage. The International Value Fund's expense ratio (annual expenses as a percentage of average net assets) was 0.59% in 1999, far less than the 1.66% charged by the average international stock fund. The difference of 1.07 percentage points ($10.70 per $1,000 invested) reflects additional gross return that the average competing fund must earn from its investments--perhaps by taking greater risks--to deliver the same net return as your fund. Such a margin is tough to achieve, especially over longer time periods.

IN SUMMARY

The strong performance of foreign stocks in 1999--particularly the powerful resurgence of many emerging markets and of long-suffering Japan--offers a valuable lesson for investors. No one can ever be sure when the mood of a market will shift. A sector or region that is out of favor today can lead tomorrow, and vice versa.

         At Vanguard, we continue to believe that investors should hold balanced portfolios of stock funds, bond funds, and short-term reserves. International funds can play a role for those who have carefully considered their investment goals, time horizon, and tolerance for increased risk. With such a plan in place, investors are well advised to "stay the course."

/s/
John J. Brennan
Chairman and Chief Executive Officer

January 21, 2000

--------------------------------------------------------------------------------
A NOTE OF THANKS TO OUR FOUNDER
--------------------------------------------------------------------------------
As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of the International Value Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the International Value Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

         The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

-----------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                            PERIODS ENDED DECEMBER 31, 1999
                        -----------------------------------------------------------------------
                             1 YEAR                     5 YEARS                   10 YEARS
                        ------------------         -----------------         ------------------
                        PRETAX   AFTER-TAX         PRETAX  AFTER-TAX         PRETAX   AFTER-TAX
Vanguard International
Value Fund               21.8%     19.9%            10.9%   7.0%              7.3%      4.7%
Average Foreign
Stock Fund*              44.3      42.1             15.1   13.4               10.2      8.7
-----------------------------------------------------------------------------------------------
*Based on data from Morningstar, Inc.

         o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

         o The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.)

         As you can see, the International Value Fund's pretax total return of 21.8% for 1999 was reduced by taxes to 19.9%. In other words, for investors in the highest bracket, taxes cut the fund's pretax return by 1.9 percentage points. Though our average peer lost 2.2 percentage points to taxes, it was actually more tax efficient than the International Value Fund. That is, it retained a higher proportion of its pretax return, which was more than twice that of our fund. Over the one-, five-, and ten-year periods ended December 31, 1999, our fund has not been particularly tax efficient. It provided lower pre-tax returns than its peer-group average and lost a larger proportion of its return to taxes.

         We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

         Finally, it's important to understand that our calculation does not reflect the effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The calculation does not account for state and local income taxes, nor does it take into consideration any tax adjustments that a shareholder may claim for foreign taxes paid by the fund. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1999

A global expansion in economic activity bolstered stocks at home and abroad during 1999. The muscular U.S. economy provided a good bit of the oomph, but it got an assist from solid growth in Asian, European, and Latin American economies that had slumped in 1997 and 1998.

         Interest rates increased significantly--causing bond prices to fall--as both investors and monetary policymakers grew concerned that economic growth was so vigorous that it would cause inflation to accelerate.

U.S. STOCK MARKETS

The booming economy and growing corporate profits provided plenty of fuel for stock prices during 1999. However, higher interest rates restrained the rise, especially for financial-services and electric utility stocks regarded as interest rate sensitive.

         U.S. economic output increased at an inflation-adjusted rate of about 4%--a very rapid pace for such a large, mature economy. Analysts estimated that corporate profits would grow by 14% in 1999 and again in 2000. Consumer spending, which accounts for roughly two-thirds of economic activity, was strong. People felt prosperous, thanks to the long bull market, plentiful jobs, and rising incomes. (After-tax personal income grew by more than 5% in 1999, and unemployment at year-end was at a three-decade low of 4.1% of the workforce.)
---------------------------------------------------------------------
                                          AVERAGE ANNUAL RETURNS
                                      PERIODS ENDED DECEMBER 31, 1999
                                      -------------------------------
                                        1 YEAR   3 YEARS    5 YEARS
---------------------------------------------------------------------
STOCKS
  S&P 500 Index                         21.0%     27.6%     28.6%
  Russell 2000 Index                    21.3      13.1      16.7
  Wilshire 5000 Index                   23.8      26.1      27.1
  MSCI EAFE Index                       27.3      16.1      13.2
---------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index           -0.8%      5.7%      7.7%
  Lehman 10 Year Municipal Bond Index   -1.3       4.8       7.1
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index             4.7       5.0       5.2
---------------------------------------------------------------------
OTHER
  Consumer Price Index                   2.7%      2.0%      2.4%
---------------------------------------------------------------------
         The stock market, as measured by the Wilshire 5000 Index, gained 23.8%, with more than three-quarters of the gain coming in the final quarter of 1999.
For   the   first   time   in   several   years,    smaller   stocks    outpaced
large-capitalization issues. The S&P 500 Index, which is dominated by large-cap stocks and accounts for more than three-quarters of the U.S. stock market's total value, gained 21.0% during the year; the rest of the market gained 35.4%.

         Hidden in the market averages was an amazing divergence in stock performance. Prices soared for most technology-related stocks, but performance was pedestrian, at best, for most other issues. Indeed, three-fifths of stocks on the New York Stock Exchange fell in 1999. The technology sector of the S&P 500 Index gained 74%, and the producer-durables sector, driven by huge gains for some makers of telecommunications and technology gear, was up 49%. These results were in stark contrast to the declines suffered by food and beverage companies in the consumer-staples sector (-16%) and by many companies in the health-care group (-10%).

         Investors seemed bedazzled by the prospects for growth in revenue and profits among tech stocks, but less interested in the actual profits for nontech companies. Remarkably, the average S&P 500 stock without earnings gained 36.5% in 1999, while the average stock with earnings rose 11.5%. There is general agreement that growth in Internet commerce, computers, software, wireless communications, and other key tech sectors will be stupendous. However, there is much disagreement about whether profits will grow so impressively, given the intense competition. During 1999, optimists clearly ruled.

U.S. BOND MARKETS

The pickup in worldwide economic activity buoyed stock prices but depressed bond prices. Interest rates, which move in the opposite direction from bond prices, rose sharply. The rate increase stemmed from increased borrowing by corporations and individuals and from investors' fears that a sizzling economy was bound to send inflation soaring.

         The inflation evidence was ambiguous. Price increases were greater in 1999 than in 1998 at both the wholesale and consumer levels. Wholesale prices rose 3.0%, the biggest gain since 1990. And the Consumer Price Index advanced 2.7% in 1999 after a gain of just 1.6% in 1998. However, energy prices, which plunged in 1998 and shot up in 1999, skewed the figures in both periods. At the consumer level, the "core rate" of inflation, which excludes food and energy prices, was up just 1.9% in 1999, the smallest increase in 35 years.

         At midyear, the Federal Reserve Board, aiming to cool the economy a bit to head off price pressures, began raising short-term interest rates. In all, the Fed pushed up rates by 0.75 percentage point in three quarter-point steps. The bond market anticipated the Fed--interest rates began rising sharply in February--and at year-end the yield of 30-year U.S. Treasury bonds was up 1.38 percentage points (138 basis points) to 6.48%. The 10-year Treasury note--a benchmark for mortgage lenders--rose 179 basis points, from 4.65% to 6.44%. Short-term rates didn't rise as far; 3-month Treasury bill yields were up 88 basis points to 5.33% at year-end.

         Price declines, as usual, were greatest for long-term bonds and least for short-term bonds. The overall market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, posted a -0.8% total return in 1999. Short-term bonds generally provided returns of 2% to 3%. Long-term bonds suffered significant price declines, and the Lehman Long Government/Corporate Index recorded a -7.7% total return.

INTERNATIONAL STOCK MARKETS

Bullishness among stock investors was an international phenomenon in 1999. The biggest gains came in Pacific-region and emerging markets that had suffered most from economic slumps and currency crises during 1997 and 1998.

         Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of major developed markets produced a 27.3% return for U.S. dollar-based investors. The MSCI Pacific Free Index gained an astounding 56.4% for U.S. investors, as a strong rise in the Japanese yen against the U.S. dollar tacked on about 12.5 percentage points to a 43.9% return in local currencies. In Europe, currency fluctuations had the opposite effect: European currencies, including the new 11-nation common currency, the euro, mostly fell against the dollar, and the 30.3% return in local currencies was nearly halved to 15.8% in U.S. dollars.

         Emerging markets managed a stunning turnaround, as the Select Emerging Markets Free Index rose 60.9% in U.S.-dollar terms after having plummeted -18.4% in 1998 and -16.4% in 1997.

REPORT FROM  THE ADVISER

Vanguard International Value Fund provided a return of 21.8% in 1999. This trailed both the 27.3% return of the MSCI EAFE Index and the 44.3% return of the average international equity fund.

         During 1999, the major theme to our investment activity was a reduction of holdings in emerging Asian markets and a corresponding addition to the fund's stake in continental European markets. The fund's exposure to Japanese stocks rose slightly (from 22% of our stocks to 24%), mainly due to appreciation in both the yen and the nation's stock market. We also added a few Canadian stocks.

         Back in 1998, when the consensus view on Asia was at its bleakest, we increased the fund's exposure in Asian emerging markets to around 7% of assets. We bought into many good companies with stable core businesses, good management, and sound finances that had been given a competitive boost by the devaluation of their countries' currencies. Since then, the consensus has shifted to an expectation of painless resumption of growth for the region. This is overoptimistic, in our view.

         Thanks to the market's change in sentiment, many of the fund's holdings have skyrocketed in a short time, and their valuations have gotten way ahead of reality. At the same time, many companies that talked of restructuring when they were under pressure are putting off tough decisions now that their share prices have rallied. We think this is a mistake. A typical example is Hyundai Motor, the Korean auto manufacturer. Its stock price has risen 150% since we last bought shares in 1998. Taking advantage of the optimistic climate, we have sold our shares and reduced the fund's exposure to Southeast Asia's emerging markets to 3% of assets.

         The International Value Fund started 1999 with a position in Japan that was nearly the same as that country's proportion in the EAFE Index. Japan then became one of the year's best-performing markets as investors responded to improving economic performance (admittedly from a very low base) and continued signs of a commitment to corporate restructuring. Some of the announced restructurings will indeed add value for shareholders. But we remain skeptical that all the plans will come to fruition. Consequently, we have reduced our position in Japan to 24% of our stock holdings, below the 27% weighting in the index. The fund remains significantly underweighted in the Japanese banking sector, where prices rose substantially on the hope of restructuring. We believe these stock prices are assuming too much improvement.
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.
--------------------------------------------------------------------------------

         Turning to Europe: The euro was successfully launched on January 1, 1999, but weakened to a surprising extent during the year. At one point, it was down about 15% versus the U.S. dollar, reflecting weakness in the German economy and strains in Italy's finances. The differing economic growth rates among European nations--with Germany and Italy faltering while Ireland, Spain, and Portugal are expanding very strongly--underscore the problems posed by a "one size fits all" interest rate policy, as exists under the European Central Bank. During 1999, we benefited from our overweighted position in France, which powered ahead of Germany.

         Taking advantage of the lackluster performance of European markets, particularly in comparison with Asia, we added to several positions there. Again, these purchases were focused on France and on medium-sized stocks in the United Kingdom. Corporate takeover and restructuring activity has been exceptionally strong in Europe, and hostile takeover bids in Italy and France benefited some of our holdings. It is particularly interesting to observe the hostile takeovers in the French banking and oil sectors, something that would have been unthinkable a few years ago.

         Several of the European cyclical stocks we owned, such as Akzo Nobel, the Dutch chemical and pharmaceutical firm, performed very strongly, so we pared these holdings during the middle of the year. Corporate activity involving the likes of Telecom Italia (recipient of an acquisition bid from Olivetti) and Allied Domecq (which sold its chain of U.K. pubs) led to large rises in their share prices, after which we reduced our stakes. The proceeds from such sales, along with new cash, were added to some of our existing holdings and to some new positions in Scandinavian banks.

         As we've explained in previous reports, we focus our European investments on companies that are undervalued by some measure and that have good management, capable of taking advantage of the opportunities that the new Europe offers. On a sector basis, this has kept us overweighted compared with the EAFE Index in consumer and basic industries and underweighted in banks, insurance, and pharmaceuticals.

         Many Canadian stocks are selling at much cheaper valuations than comparable companies elsewhere in the world, so we have added shares of Nova Chemicals, Clarica (a life insurance company), and BCE (the telecom company). Canada now represents 2.3% of the fund's stock holdings.

         The International Value Fund geographic representation is not unlike that of the EAFE Index, but this fact may obscure some significant differences between the fund and the index in regard to average market capitalization and industrial representation. In most markets, the fund has a bias away from very-large-cap companies and a corresponding bias toward mid- and small-cap issues that are selling at much lower valuation levels.

         The huge surge in prices of technology, Internet, and telecommunications stocks--all areas where the fund is underrepresented--has hurt our performance relative to peer funds and the EAFE Index in recent periods. While many of these companies will show good revenue growth, we believe that the market's enthusiasm has stretched valuations of some stocks to ridiculous extremes. Consequently, we remain confident that it is right to be underweighted in these sectors. Meanwhile, we are taking advantage of the many opportunities to add to holdings of good-quality companies that, in some cases, are selling below prices they fetched a year ago.

Wilson Phillips, Portfolio Manager
Phillips & Drew

January 12, 2000

PERFORMANCE SUMMARY
INTERNATIONAL VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MAY 16, 1983-DECEMBER 31, 1999
--------------------------------------------------------
             INTERNATIONAL VALUE FUND         MSCI EAFE
FISCAL   CAPITAL      INCOME       TOTAL        TOTAL
YEAR     RETURN       RETURN       RETURN      RETURN
--------------------------------------------------------
1983      4.0%         1.8%        5.8%         11.0%
1984     -4.9          4.1        -0.8           7.9
1985     36.1          4.2        40.3          56.7
1986     46.8          3.9        50.7          69.9
1987     22.1          1.8        23.9          24.9
1988     14.8          4.0        18.8          28.6
1989     22.8          3.2        26.0          10.8
1990    -15.1          2.8       -12.3         -23.2
1991      6.9          3.1        10.0          12.5
1992    -11.0%         2.3%       -8.7%        -11.8%
1993     27.0          3.5        30.5          32.9
1994      3.5          1.8         5.3           8.1
1995      7.0          2.6         9.6          11.6
1996      7.5          2.7        10.2           6.4
1997     -7.2          2.6        -4.6           2.1
1998     14.7          4.8        19.5          20.3
1999     19.1          2.7        21.8          27.3
--------------------------------------------------------
See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: DECEMBER 31, 1989-DECEMBER 31, 1999
-----------------------------------------------------------
         198912         10000         10000         10000
         199003          9505          9427          8028
         199006         10313         10255          8802
         199009          8457          8413          6942
         199012          8774          8826          7680
         199103          9114          9402          8258
         199106          8811          9164          7814
         199109          9472          9775          8491
         199112          9648          9953          8640
         199203          9116          9580          7622
         199206          9566         10056          7790
         199209          9092          9570          7915
         199212          8806          9446          7616
         199303          9690         10226          8537
         199306         10377         10858          9402
         199309         11054         11874         10032
         199312         11492         13166         10126
         199403         11817         12757         10486
         199406         12248         13040         11029
         199409         12408         13477         11047
         199412         12095         13053         10942
         199503         12111         12490         11154
         199506         12508         13162         11244
         199509         12873         13875         11722
         199512         13262         14261         12206
         199603         13774         14511         12568
         199606         14015         15219         12776
         199609         14011         15180         12770
         199612         14617         15948         12982
         199703         14775         15797         12788
         199706         16425         17707         14458
         199709         15995         17978         14365
         199712         13948         16758         13249
         199803         16506         18816         15208
         199806         16387         19195         15380
         199809         13814         16108         13204
         199812         16662         18940         15943
         199903         16935         18825         16176
         199906         18602         20267         16599
         199909         18875         21204         17339
         199912         20297         27334         20296












                             AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED DECEMBER 31, 1999
                           -------------------------------     FINAL VALUE OF A
                             1 YEAR   5 YEARS  10 YEARS       $10,000 INVESTMENT
--------------------------------------------------------------------------------
International Value Fund     21.81%   10.91%    7.34%            $20,297
Average International Fund*  44.32    15.93    10.58              27,334
MSCI EAFE Index              27.30    13.15     7.33              20,296
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


 AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                10 YEARS
                           INCEPTION                    ------------------------
                              DATE     1 YEAR   5 YEARS CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
International Value Fund    5/16/1983  21.81%   10.91%   4.46%    2.88%    7.34%
--------------------------------------------------------------------------------

FUND PROFILE
INTERNATIONAL VALUE FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

PORTFOLIO CHARACTERISTICS
-------------------------------------
          INTERNATIONAL
                  VALUE     MSCI EAFE
-------------------------------------
Number of Stocks    134           967
Turnover Rate       41%            --
Expense Ratio     0.59%            --
Cash Reserves      2.3%            --

ALLOCATION BY REGION
-------------------------------------
Europe                     60%
Pacific                    34%
Emerging Markets            4%
North America               2%



VOLATILITY MEASURES
-------------------------------------
          INTERNATIONAL
                  VALUE     MSCI EAFE
-------------------------------------
R-Squared          0.83          1.00
Beta               0.96          1.00


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-----------------------------------------------
Total Fina SA B Shares                     4.4%
Nestle SA (Registered)                     2.6
Akzo Nobel NV                              2.4
Matsushita Electric Industrial Co., Ltd.   2.4
Alcatel                                    2.3
Nippon Telegraph and Telephone Corp.       2.2
Hitachi Ltd.                               2.1
DBS Group Holdings Ltd.                    2.1
Bayer AG                                   1.9
AXA                                        1.9
-----------------------------------------------
Top Ten                                   24.3%

Country Diversification (% of Common Stocks) can be found on page 13.

ALLOCATION BY REGION. This chart shows the geographic distribution of a fund's holdings.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------
            DECEMBER 31, 1998          DECEMBER 31, 1999
            -------------------------------------------------
              INTERNATIONAL     INTERNATIONAL
                  VALUE            VALUE            MSCI EAFE
            -------------------------------------------------
Australia         3.9%              5.3%               2.5%
Austria           0.0               0.0                0.2
Belgium           0.0               0.0                0.9
Canada            0.0               2.3                0.0
Denmark           0.0               0.9                0.8
Finland           0.0               1.4                3.0
France           13.2              13.2               10.3
Germany           8.1               7.0               10.5
Greece            0.3               0.0                0.0
Hong Kong         1.3               1.3                2.3
Indonesia         0.5               0.4                0.0
Ireland           0.0               0.0                0.4
Italy             1.3               2.3                4.2
Japan            22.1              24.1               27.2
Netherlands       5.9               6.4                5.2
New Zealand       0.2               0.2                0.2
Norway            0.0               0.0                0.4
Philippines       0.4               0.6                0.0
Portugal          0.3               1.8                0.5
Singapore         2.0               2.9                1.1
South Korea       2.3               1.2                0.0
Spain             0.6               1.0                2.7
Sweden            5.2               2.2                2.7
Switzerland       7.4               4.8                5.7
Thailand          1.2               1.5                0.0
United Kingdom   23.8              19.2               19.2
-------------------------------------------------------------
Total           100.0%            100.0%             100.0%

FINANCIAL STATEMENTS
DECEMBER 31, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL VALUE FUND                               SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.6%)
--------------------------------------------------------------------------------
AUSTRALIA (5.2%)
         AMP Ltd.                                     963,000         $   10,605
         WMC Ltd.                                   1,440,300              7,917
         Australia & New Zealand
           Bank Group Ltd.                            961,500              6,972
         MIM Holdings Ltd.                          5,601,490              5,754
         Goodman Fielder Ltd.                       6,029,600              5,366
         Orica Ltd.                                   877,100              4,712
o        Pasminco Ltd.                              4,045,500              4,421
         Mayne Nickless Ltd.                        1,353,249              3,480
o        Burns Philp & Co., Ltd.
           Options Exp. 8/14/2003                  12,149,881              2,226
         Pacific Dunlop Ltd.                        1,442,200              2,035
o        Burns Philp & Co., Ltd.                    2,215,320                652
                                                                      ----------
                                                                          54,140
                                                                      ----------
CANADA (2.3%)
         Nova Chemicals Corp.                         483,550              9,412
         BCE Inc.                                      95,470              8,627
         Clarica Life Insurance Co.                   309,600              5,546
                                                                      ----------
                                                                          23,585
                                                                      ----------
DENMARK (0.9%)
         Unidanmark A/S A Shares                      133,980              9,384
                                                                      ----------
FINLAND (1.4%)
         Stora Enso Oyj R Shares                      825,681             14,325
                                                                      ----------
FRANCE (12.9%)
         Total Fina SA B Shares                       343,452             45,612
         Alcatel                                      106,549             24,349
         AXA                                          140,290             19,461
         Banque Nationale de Paris SA                 196,677             18,057
         Lafarge SA                                    89,549             10,376
         Cie. de St. Gobain SA                         49,598              9,281
         Groupe Danone SA                              21,480              5,038
         Elf Aquitaine SA                              14,250              2,185
         Esso SA                                        7,360                557
                                                                      ----------
                                                                         134,916
                                                                      ----------
GERMANY (6.8%)
         Bayer AG                                     423,394             19,988
         RWE AG                                       444,378             17,282
         Bayerische Hypo-und
           Vereinsbank AG                             143,885              9,807
         Veba AG                                      171,318              8,319
         Volkswagen AG                                145,156              8,114
         Volkswagen AG Pfd.                           178,000              5,673
         Varta AG                                     163,680              1,662
                                                                      ----------
                                                                          70,845
                                                                      ----------
HONG KONG (1.2%)
         Hong Kong Electric
           Holdings Ltd.                            2,256,027              7,052
         Hong Kong Land Holdings Ltd.               4,007,100              5,930
                                                                      ----------
                                                                          12,982
                                                                      ----------

INDONESIA (0.3%)
         PT Tambang Timah TBK                       1,850,000              1,279
o        PT Pabrik Kertas Tjiwi Kimia               3,053,751                985
o        PT Bank Internasional
           Indonesia (Local)                       28,089,600                598
o        PT Kalbe Farma                             3,395,000                542
         PT Unilever Indonesia                          9,900                145
o        PT Inti Indorayon Utama                      545,000                 73
o        PT Indah Kiat Pulp & Paper
           Corp. Warrants Exp. 7/11/2002               96,504                 24

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                        SHARE              (000)
--------------------------------------------------------------------------------
o        PT Bank Dagang Nasional
           Indonesia (Foreign)                      3,100,998         $        0
                                                                      ----------
                                                                           3,646
                                                                      ----------
ITALY (2.3%)
         Ente Nazionale Idrocarburi SpA             3,337,110             18,263
         Telecom Italia SpA                           385,400              5,408
                                                                      ----------
                                                                          23,671
                                                                      ----------
JAPAN (23.6%)
         Matsushita Electric Industrial
           Co., Ltd.                                  896,000             24,773
         Nippon Telegraph and
           Telephone Corp.                              1,343             22,962
         Hitachi Ltd.                               1,398,000             22,400
         Mitsubishi Estate Co., Ltd.                1,683,000             16,393
         Tokyo Gas Co., Ltd.                        6,731,000             16,375
         Sumitomo Marine & Fire
           Insurance Co.                            2,222,000             13,677
         Canon, Inc.                                  337,000             13,367
         Nippon Yusen Kabushiki
           Kaisha Co.                               2,538,000             10,365
         West Japan Railway Co.                         2,602              9,203
         Fuji Photo Film Co., Ltd.                    247,000              9,001
         Yamaha Motor Co., Ltd.                     1,294,000              8,951
         Toyo Seikan Kaisha Ltd.                      567,000              8,199
         Nikko Securities Co., Ltd.                   611,000              7,718
         Fuji Heavy Industries Ltd.                 1,052,000              7,195
         Daiichi Pharmaceutical Co., Ltd.             489,000              6,349
         Nisshinbo Industries, Inc.                 1,234,000              5,570
         Taiheiyo Cement Corp                       2,900,800              5,526
         Koito Manufacturing Co., Ltd.                926,000              5,148
         Kajima Corp.                               1,694,000              5,048
         Sankyo Co., Ltd.                             226,000              4,637
         Mitsubishi Heavy Industries Ltd.           1,379,000              4,594
         Kansai Paint Co., Ltd.                     1,756,000              4,289
         Uny Co., Ltd.                                425,000              4,148
         Nissan Fire & Marine
           Insurance Co., Ltd.                      1,164,000              3,594
         Sanwa International Finance
           Preference Units                                82              2,632
         Toray Industries, Inc.                       641,000              2,480
         Japan Wool Textile Co., Ltd.                 284,000                957
o        Marudai Food Co., Ltd.                       518,000                911
                                                                      ----------
                                                                         246,462
                                                                      ----------
NETHERLANDS (6.2%)
         Akzo Nobel NV                                509,075             25,410
         Koninklijke KPN NV                           171,174             16,625
         ING Groep NV                                 213,654             12,836
         Buhrmann NV                                  334,670              5,015
         Philips Electronics NV                        28,558              3,864
         TNT Post Group NV                             50,839              1,450
                                                                      ----------
                                                                          65,200
                                                                      ----------
NEW ZEALAND (0.2%)
         Fletcher Challenge Ltd. Paper              1,879,000              1,313
o        Brierley Investments Ltd.                  2,630,900                549
o        Fletcher Challenge Ltd. Forest                17,468                  7
                                                                      ----------
                                                                           1,869
                                                                      ----------
PHILIPPINES (0.6%)
         Philippine Long Distance
           Telephone Co.                              215,700              5,485
         JG Summit Holdings Inc.
           Class B                                  3,102,000                319
o        EEI Corp.                                  4,264,000                 74
o        Philex Mining Corp. Class B                5,490,500                 72
                                                                      ----------
                                                                           5,950
                                                                      ----------
PORTUGAL (1.7%)
         Portugal Telecom SA
           (Registered)                             1,526,000             16,656
         Electricidade de Portugal SA                  91,300              1,586
                                                                      ----------
                                                                          18,242
                                                                      ----------





SINGAPORE (2.8%)
o        DBS Group Holdings Ltd.                    1,310,701             21,478
         Keppel Corp., Ltd.                         2,127,250              5,567
         Jardine Strategic Holdings Ltd.              626,000              1,246
         Dairy Farm International
           Holdings Ltd.                            1,372,266              1,235
                                                                      ----------
                                                                          29,526
                                                                      ----------
SOUTH KOREA (1.2%)
         SK Telecom Co. Ltd.                            3,428             12,316
SPAIN (1.0%)
         Endesa SA                                    402,382              7,949
         Altadis SA                                   144,704              2,060
                                                                      ----------
                                                                          10,009
                                                                      ----------
SWEDEN (2.2%)
         Electrolux AB Series B                       614,005             15,381
         ForeningsSparbanken AB                       490,430              7,17
                                                                      ----------
                                                                          22,557
                                                                      ----------
SWITZERLAND (4.7%)
         Nestle SA (Registered)                        14,827             27,019
         Novartis AG (Registered)                       9,027             13,185
         Schindler Holding AG (Ptg. Ctf.)               5,294              8,433
                                                                      ----------
                                                                          48,637
                                                                      ----------
THAILAND (1.4%)
o        Shin Corp. PLC (Foreign)                     679,000              6,433
o        Thai Farmers Bank PLC
           (Foreign)                                2,884,400              4,836
o        Bangkok Bank PLC (Foreign)                 1,249,900              3,160
         Thai Plastic & Chemical PLC
           (Foreign)                                  180,650                500
o        TPI Polene PLC (Foreign)                      88,375                 40
                                                                      ----------
                                                                          14,969
UNITED KINGDOM (18.7%)
         Invensys PLC                               3,571,372             19,398
         BG Group PLC                               2,856,416             18,415
         Safeway PLC                                3,089,620             10,557
         Royal & Sun Alliance
           Insurance Group PLC                      1,379,250             10,481
         Scottish Power PLC                         1,315,400              9,943
         MEPC PLC                                   1,320,962              9,900
         Trinity Mirror PLC                           923,000              9,833
         BOC Group PLC                                415,444              8,905
         British American Tobacco PLC               1,533,171              8,692
         Allied Domecq PLC                          1,746,500              8,613
         Scottish & Newcastle PLC                   1,212,935              8,421
         Thames Water PLC                             672,000              8,361
         Great Universal Stores PLC                 1,307,810              7,630
         AstraZeneca Group PLC                        162,533              6,727
         United Utilities PLC                         533,180              5,530

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL VALUE FUND                               SHARES              (000)
--------------------------------------------------------------------------------
         IMI PLC                                    1,167,300              5,042
         Smith & Nephew PLC                         1,498,450              5,023
         Great Portland Estates PLC                 1,405,630              4,350
         BPB PLC                                      678,006              3,923
         Railtrack Group PLC                          216,873              3,635
         Pennon Group PLC                             411,000              3,504
         Liberty International PLC                    468,000              3,454
         Slough Estates PLC                           586,500              3,332
         Allied Zurich PLC                            205,252              2,413
         Rank Group PLC                               699,800              2,211
         Centrica PLC                                 766,000              2,167
         The Peninsular & Oriental
           Steam Navigation Co.                       113,597              1,891
         Bass PLC                                     117,276              1,456
         Coats Viyella PLC                          1,667,700              1,102
         Carillion PLC                                541,507                984
                                                                      ----------
                                                                         195,893
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $891,195)                                                        1,019,124
--------------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
--------------------------------------------------------------------------------
BOND (0.1%)
--------------------------------------------------------------------------------
Burns Philp & Co., Ltd.
  7.50%, 8/15/2003
  (COST $649)                                    AUD   12,150              1,119
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.2%)
--------------------------------------------------------------------------------
MUNICIPAL BOND
Harris County TX Health Fac. Dev.
  Corp. Hosp. Rev. VRDO
  4.80%, 1/3/2000--Note F                             $30,000             30,000
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.25%, 1/3/2000                                      21,352             21,352
  3.47%, 1/3/2000--Note F                               3,680              3,680
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $55,032)                                                          55,032
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.9%)
  (COST $946,876)                                                      1,075,275
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.9%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      12,196
Security Lending Collateral
Payable to Brokers--Note F                                              (33,680)
Other Liabilities                                                        (9,135)
                                                                      ----------
                                                                        (30,619)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 35,867,640 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $1,044,656
================================================================================
NET ASSET  VALUE  PER  SHARE                                              $29.13
================================================================================
*See  Note A in  Notes  to  Financial Statements.
oNon-Income-Producing Security.
AUD--Australian Dollar.
(Ptg. Ctf.)--Participating Certificate.
VRDO--Variable Rate Demand Obligation.














--------------------------------------------------------------------------------
                                                    AMOUNT                  PER
                                                     (000)                SHARE
--------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                   $916,800               $25.56
Overdistributed Net Investment
  Income--Note D                                    (7,025)                (.19)
Accumulated Net Realized
  Gains--Note D                                      6,528                  .18
Unrealized Appreciation
  (Depreciation)--Note E
  Investment Securities                            128,399                 3.58
  Foreign Currencies                                   (46)                  --
--------------------------------------------------------------------------------
NET ASSETS                                      $1,044,656               $29.13
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss)
realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.
--------------------------------------------------------------------------------
                                                        INTERNATIONAL VALUE FUND
                                                    YEAR ENDED DECEMBER 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
         Dividends*                                                      25,625
         Interest                                                         1,966
         Security Lending                                                   473
                                                                      ----------
                  Total Income                                           28,064
                                                                      ----------
EXPENSES
         Investment Advisory Fees--Note B
                  Basic Fee                                               1,387
                  Performance Adjustment                                   (341)
         The Vanguard Group--Note C
                  Management and Administrative                           3,554
                  Marketing and Distribution                                148
         Custodian Fees                                                     479
         Auditing Fees                                                        8
         Shareholders' Reports                                               71
         Trustees' Fees and Expenses                                          1
                                                                      ----------
                  Total Expenses                                          5,307
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    22,757
--------------------------------------------------------------------------------
REALIZED NET GAIN
         Investment Securities Sold                                      39,954
         Foreign  Currencies and Forward  Currency  Contracts             2,473
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                        42,427
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
         Investment Securities                                          113,221
         Foreign  Currencies  and Forward  Currency  Contracts            1,903
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED  APPRECIATION  (DEPRECIATION)                      115,124
--------------------------------------------------------------------------------
NET  INCREASE  IN NET  ASSETS RESULTING FROM  OPERATIONS               $180,308
================================================================================
*Dividends are net of foreign  withholding taxes of $1,377,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------
                                                                                  INTERNATIONAL VALUE FUND
                                                                                   YEAR ENDED DECEMBER 31,
                                                                                ---------------------------
                                                                                   1999             1998
                                                                                   (000)            (000)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
         Net Investment Income                                                 $   22,757        $ 22,970
         Realized Net Gain                                                         42,427           6,900
         Change in Unrealized Appreciation (Depreciation)                         115,124         112,495
                                                                                ---------------------------
                  Net Increase in Net Assets Resulting from Operations            180,308         142,365
                                                                                ---------------------------
DISTRIBUTIONS
         Net Investment Income                                                    (22,865)        (32,297)
         Realized Capital Gain                                                    (25,324)        (28,807)
                                                                                ---------------------------
                  Total Distributions                                             (48,189)        (61,104)
                                                                                ---------------------------
CAPITAL SHARE TRANSACTIONS1
         Issued                                                                   577,871         247,777
         Issued in Lieu of Cash Distributions                                      44,683          56,521
         Redeemed                                                                (516,320)       (356,018)
                                                                                ---------------------------
                  Net Increase (Decrease) from Capital Share Transactions         106,234         (51,720)
-----------------------------------------------------------------------------------------------------------
         Total Increase                                                           238,353          29,541
-----------------------------------------------------------------------------------------------------------
NET ASSETS
         Beginning of Year                                                        806,303         776,762
                                                                                ---------------------------
         End of Year                                                           $1,044,656        $806,303
===========================================================================================================
1Shares Issued (Redeemed)
         Issued                                                                    20,872           9,809
         Issued in Lieu of Cash Distributions                                       1,580           2,217
         Redeemed                                                                 (18,723)        (14,192)
                                                                                ---------------------------
                  Net Increase (Decrease) in Shares Outstanding                     3,729          (2,166)
===========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------
                                                                                INTERNATIONAL VALUE FUND
                                                                                YEAR ENDED DECEMBER 31,
                                                                    -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                           1999     1998     1997    1996      1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                   $25.09   $22.64   $27.54  $31.11    $31.48
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
         Net Investment Income                                          .69      .77     .690     .82      .750
         Net Realized and Unrealized Gain (Loss) on Investments        4.74     3.64   (1.945)   2.20     2.185
                                                                    -------------------------------------------
                  Total from Investment Operations                     5.43     4.41   (1.255)   3.02     2.935
                                                                    -------------------------------------------
DISTRIBUTIONS
         Dividends from Net Investment Income                          (.66)   (1.06)   (.690)   (.82)    (.790)
         Distributions from Realized Capital Gains                     (.73)    (.90)  (2.955)  (5.77)   (2.515)
                                                                    -------------------------------------------
                  Total Distributions                                 (1.39)   (1.96)  (3.645)  (6.59)   (3.305)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                         $29.13   $25.09   $22.64  $27.54    $31.11
===============================================================================================================
TOTAL RETURN                                                         21.81%   19.46%   -4.58%  10.22%     9.65%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Year (Millions)                          $1,045     $806     $777    $917      $988
         Ratio of Total Expenses to Average Net Assets                0.59%    0.52%    0.49%   0.50%     0.47%
         Ratio of Net Investment Income to Average Net Assets         2.54%    2.77%    2.36%   2.50%     2.29%
         Portfolio Turnover Rate                                        41%      39%      37%     82%       47%
===============================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

         2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

         Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

         3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

         Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

         4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

         5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

         7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Phillips & Drew provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic advisory fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended December 31, 1999, the advisory fee represented an effective annual basic rate of 0.15% of the fund's average net assets, before a decrease of $341,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1999, the fund had contributed capital of $204,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the year ended December 31, 1999, the fund purchased $425,455,000 of investment securities and sold $351,768,000 of investment securities, other than temporary cash investments.

         During the year ended December 31, 1999, the fund realized net foreign currency losses of $186,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. The fund also reclassified, in the same way, $3,000 of realized losses on the sale of foreign bonds that are treated as foreign currency gains for tax purposes.

         During 1998, the fund received securities with a value of $10,586,000 in a corporate spinoff that increased taxable income and the tax basis cost of investments, creating a difference between undistributed net investment income and the cost of investments for financial statement and tax purposes. During the year ended December 31, 1999, the fund realized gains on the sale of these securities of $4,117,000 which were included in 1998 distributions from net investment income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. At December 31, 1999, the remaining difference of $6,469,000 is reflected in the balance of overdistributed net investment income; the corresponding difference between the securities' cost for financial statement and tax purposes is reflected in unrealized appreciation.

E. At December 31, 1999, net unrealized appreciation of investment securities for federal income tax purposes was $121,930,000, consisting of unrealized gains of $244,980,000 on securities that had risen in value since their purchase and $123,050,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note D.)

         The fund had net unrealized foreign currency losses of $46,000 resulting from the translation of other assets and liabilities at December 31, 1999.

F. The market value of securities on loan to broker/dealers at December 31, 1999, was $31,086,000, for which the fund held cash collateral of $33,680,000. Cash collateral received is invested in temporary cash investments.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard International Value Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 2000

--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD INTERNATIONAL VALUE FUND

This information for the fiscal year ended December 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $14,744,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 1999, all of which is designated as a 20% rate gain distribution.

     The fund has elected to pass through the credit for taxes paid in foreign countries. Shareholders receive detailed information on foreign income and foreign tax per share by country along with their 1999 Form 1099-DIV.
--------------------------------------------------------------------------------

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging  Markets Stock Index Fund
Energy Fund Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious  Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional  Index Fund*
International  Growth Fund
International  Value Fund
Mid-Cap  Index Fund*
Morgan  Growth Fund
Pacific  Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap  Value  Index  Fund*
Tax-Managed  Capital  Appreciation  Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed  International Fund*
Tax-Managed Small-Cap  Fund*
Total International Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund Utilities Income Fund
Value Index Fund*
Windsor  Fund
Windsor II Fund

BALANCED FUNDS
--------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
--------------------------------------------
Admiral Intermediate-Term  Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term  Treasury  Fund
GNMA  Fund
High-Yield  Corporate  Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate  Fund
Intermediate-Term Tax-Exempt  Fund
Intermediate-Term  Treasury Fund
Limited-Term  Tax-Exempt  Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term  Corporate Fund*
Short-Term  Federal Fund
Short-Term  Tax-Exempt  Fund
Short-Term  Treasury Fund
State Tax-Exempt Bond Funds (California,
 Florida, Massachusetts, New Jersey, New
 York, Ohio, Pennsylvania)
Total Bond Market Index Fund*









MONEY MARKET FUNDS
--------------------------------------------
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
 (California, New Jersey, New York,
  Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE  ANNUITY PLAN
--------------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income  Portfolio
Equity  Index  Portfolio
Growth  Portfolio
High-Grade  Bond Portfolio
High Yield  Bond  Portfolio
International  Portfolio
Mid-Cap  Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

         Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

         Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN  C.  BOGLE     (1967)   Founder,   Senior   Chairman  of  the  Board,   and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, Jr. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON  Legal Department.
ROBERT A. DISTEFANO Information Technology.
JAMES H. GATELY Individual Investor Group.
KATHLEEN C. GUBANICH  Human Resources.
IAN A. MACKINNON  Fixed Income Group.
F. WILLIAM MCNABB, III  Institutional Investor Group.
MICHAEL S. MILLER  Planning and Development.
RALPH K. PACKARD  Chief Financial Officer.
GEORGE U. SAUTER  Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

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WORLD WIDE WEB
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FUND INFORMATION
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This report is intended for the fund's  shareholders.  It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q460-2/17/2000
(C) 2000 The Vanguard Group, Inc.

All rights reserved.
Vanguard Marketing
Corporation, Distributor.